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                                                                    EXHIBIT 99.2

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Assignment and Assumption") is dated as of June 30, 1997 by and among HealthPartners Investors II, LLC, a Delaware limited liability company (Assignor"), HCFP Funding II, Inc., a Delaware corporation ("Assignee"), and HealthCare Financial Partners, Inc., a Delaware corporation (the "Guarantor").

                                  WITNESSETH:

     WHEREAS, Assignor is the sole limited partner of that certain Delaware limited partnership known as "HEALTHPARTNERS FUNDING II, L.P." (the "Partnership"), which is currently governed by that certain Amended and Restated Limited Partnership Agreement dated as of June 27, 1997 by and between Assignor, as limited partner, and Assignee, as general partner (the "Partnership Agreement"); and

     WHEREAS, all capitalized terms used but not otherwise defined herein shall have the respective meanings given them in the Partnership Agreement; and

     WHEREAS, Assignor desires to assign to Assignee Assignor's entire limited partnership interest as the sole limited partner of the Partnership (the
 "Partnership Interest"), and Assignee desires to acquire the Partnership Interest and in consideration therefor to pay to Assignor the Purchase Price (as defined in Section 2 below); and

     WHEREAS, the Guarantor has guaranteed the obligations of Assignee under the Partnership Agreement pursuant to an Amended and Restated Guaranty Agreement dated as of June 27, 1997 (the "Guaranty Agreement") between the Guarantor and the Assignor; and

     WHEREAS, immediately following the closing hereunder the Partnership shall be terminated and dissolved and the assets of the Partnership distributed to Assignee;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.  Sale.  Subject to Section 2 hereof, effective on the Closing Date:
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(i) Assignor hereby assigns, sells, transfers, conveys and sets over to Assignee all of Assignor's right, title and interest in and to the Partnership Interest, including, without limitation, all of Assignor's interest in the capital, the profits and losses arising on or after the Closing Date, and all rights to receive distributions of money, profits and other assets from the Partnership and (ii) Assignee assumes and shall be solely responsible for the due and timely performance of all obligations of Assignor under the Partnership Agreement arising after the Closing Date. Assignor hereby represents and warrants to Assignee that Assignor has not heretofore assigned, sold, transferred, conveyed or hypothecated the Partnership Interest in whole or in part, to any person or entity,
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and further represents and warrants to Assignee that it owns the Partnership
Interest free and clear of all liens, claims, charges and other encumbrances.

     2.  Purchase Price.  The aggregate purchase price payable by Assignee in
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consideration for the assignment and transfer of the Partnership Interest by
Assignor is $15,500,000 (the "Purchase Price"). The Purchase Price shall be paid to Assignee on the Closing Date by wire transfer to Assignee's account as previously instructed by Assignee.

     3.  Conditions.  The obligations of Assignor under this Assignment and
         ----------
Assumption are subject to the fulfillment of each of the following conditions, unless waived by Assignor in writing, at or before the closing (the "Closing"; and the date on which the Closing occurs is the "Closing Date") of the sale and transfer of the Partnership Interest.

     (a) Representations and Warranties.  The representations and warranties of
         ------------------------------
the Guarantor and Assignee contained in this Assignment and Assumption shall be true in all material respects on and as of the Closing Date with the same force and affect as though made on and as of the Closing Date.

     (b) Performance of Agreements.  The Guarantor and Assignee shall have
         -------------------------
performed and complied with all of their respective covenants and other obligations contained in this Assignment and Assumption required to be performed or complied with at or before the Closing Date.

     (c) Consents.  All consents required in connection with this Assignment and
         --------
Assumption shall have been received by Assignee, the Guarantor and Assignor.

     (d) Purchase Price. Assignor shall have received payment of the Purchase
         --------------
Price payable under Section 2 hereof.

     (e) Resolutions.  The Guarantor and Assignee shall have duly adopted
         -----------
resolutions approving this Assignment and Assumption and the transactions contemplated hereby, and Assignor shall have received a certificate certifying the adoption of such resolutions.

     4.  Acceptance of Assignment; Effective Date.  Assignee hereby accepts the
         ----------------------------------------
assignment of the Partnership Interest, and agrees to be bound by all of the terms and conditions of the Partnership Agreement applicable to Limited Partners. Assignee hereby represents for the benefit of Assignor and the Partnership that it is acquiring the Partnership Interest for its own account and not with a view to the resale or distribution thereof, and agrees that it will not transfer, sell or dispose of, or offer to transfer, sell or dispose of, all or any portion of the Partnership Interest to any person or persons in any manner that would violate or cause the Partnership to violate applicable Federal or state securities laws. Assignor and Assignee agree

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that the effective date of the assignment of the Partnership Interest shall be
June 30, 1997, and that the Closing shall occur on that date.

     5.  Covenants.  Each party shall promptly upon request by the other party
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correct any defect or error that may be discovered in this Agreement or in any document executed in connection herewith or in the execution, acknowledgment or recordation of this Agreement any such document. Assignee hereby agrees to pay the reasonable fees and expenses of counsel to Assignor in connection with the transactions contemplated hereby.

     6.  Release.  The parties hereto agree and acknowledge that upon
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consummation of the closing hereunder:  (i) Assignor will have fully performed all commitments and obligations under the Partnership Agreement and will have no further commitments, obligations or liabilities thereunder, (ii) the Assignee and the Guarantor will have fully performed all commitments and obligations to Assignor under the Partnership Agreement and the Guaranty Agreement and will have no further commitment, obligations or liabilities thereunder to Assignor and (iii) Assignor will have no further rights under the Partnership Agreement or the Guaranty Agreement, except the right to receive the Purchase Price.

     7.  Representations and Warranties of Assignee. The Guarantor and Assignee
         ------------------------------------------
represent and warrant to Assignor as of the date hereof and as of the Closing Date as follows:

     (a) Corporate Existence and Power.  Each of the Guarantor and Assignee (i)
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is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and (ii) has all necessary corporate power and authority to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby.

     (b) Authorization; Binding Effect.  The execution and delivery by each of
         -----------------------------
the Guarantor and Assignee of this Assignment and Assumption, the performance by each of their respective obligations under this Assignment and Assumption, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Assignment and Assumption has been duly executed and delivered by the Guarantor and Assignee and is the legal, valid and binding obligation of the Guarantor or Assignee, as the case may be, enforceable against it in accordance with its terms.

     (c) Contravention.  Neither the execution, delivery and performance of this
         -------------
Assignment and Assumption by the Guarantor or Assignee nor the consummation of the transactions contemplated hereby will (with or without notice or lapse of time or both) (i) conflict with, violate or breach any provision of the certificate of incorporation or bylaws of the Guarantor or Assignee, (ii) violate, conflict with or result in a breach of any writ, judgment, injunction, order, decree or award of any governmental body by which either the Guarantor or Assignee or their respective properties may be bound or affected, or (iii) conflict with, result in a default under, or give rise to a right of termination, cancellation, or acceleration or to a loss

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of a benefit under any material agreement to which Assignee or the Guarantor is a party or by which Assignee or the Guarantor or their respective properties may be bound or affected.

     (d) Approvals.  No authorization, consent, order or approval of, notice to,
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registration or filing with, or any other action by, any person, entity or governmental body is required in connection with (a) the due execution and delivery by Assignee or the Guarantor of this Assignment and Assumption, (b) the consummation of the transactions contemplated hereby, or (c) the performance by Assignee and the Guarantor of their respective obligations hereunder.

     (e) Capital Account of Assignor.  Assignee hereby represents and warrants
         ---------------------------
that the capital account balance of Assignor as of June 30, 1997, after giving effect to profits of the Partnership through such date, is $13,855,654.13.

     8.  Applicable Law.  This Assignment and Assumption shall be interpreted,
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construed and enforced in accordance with the laws of the State of Delaware.

     9.  Successors and Assigns.  This Assignment and Assumption shall be
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binding upon and shall inure to the benefit of Assignor, the Guarantor and
Assignee and their respective legal representatives, successors and assigns.

     10.  Severability.  Should any part of this Assignment and Assumption for
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any reason be declared or held invalid, unenforceable or illegal, such invalidity, unenforceability, or illegality shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Assignment and Assumption had been executed with the invalid, unenforceable or illegal portion thereof eliminated.

     11.  Integration.  This Assignment and Assumption contains the final and
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entire agreement between the parties thereto with respect to the assignment and transfer of the Partnership Interest, and is intended to be an integration of all prior negotiations and understandings. The parties make no representations, warranties, covenants, express or implied, except as expressly set forth herein. No change or modification of this Assignment and Assumption shall be valid unless the same is in writing and is signed by the party against which it is sought to be enforced.

     12.  No Waiver; Remedies.  No failure or delay by any party in exercising
          -------------------
any right, power or privilege under this Assignment and Assumption will operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege will not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Assignment and Assumption will be cumulative and not exclusive of any rights or remedies provided by law.

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     13.  Counterparts.  This Assignment and Assumption may be executed in
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counterparts, each of which shall constitute an original and both of which, when taken together, shall constitute a single instrument.

     14.  Descriptive Headings.  The headings in this Assignment and Assumption
          --------------------
are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Assignment and Assumption.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Assignment and Assumption of Partnership Interest as of the date first above written.

                                      ASSIGNOR:
                                      HEALTHPARTNERS INVESTORS II, LLC,
                                      a Delaware limited liability company

                                      By: Farallon Capital Management, L.L.C.,
                                      its Manager


                                      By: /s/ Edward P. Nordberg, Jr.
                                          -----------------------------------
                                         Name: Edward P. Nordberg, Jr.
                                               ------------------------------
                                         Title: Executive Vice President
                                                -----------------------------

                                      ASSIGNEE:
                                      HCFP FUNDING II, INC.,
                                      a Delaware corporation

                                      By: /s/ Edward P. Nordberg, Jr.
                                          -----------------------------------
                                         Name: Edward P. Nordberg, Jr.
                                               ------------------------------
                                         Title: Executive Vice President
                                                -----------------------------

                                      GUARANTOR:
                                      HEALTHCARE FINANCIAL PARTNERS, INC.,
                                      a Delaware corporation

                                      By: /s/ Edward P. Nordberg, Jr.
                                          -----------------------------------
                                         Name: Edward P. Nordberg, Jr.
                                               ------------------------------
                                         Title: Executive Vice President
                                                -----------------------------


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